Exhibit 10.31.1

*** TEXT OMITTED AND SUBMITTED SEPARATELY
PURSUANT TO CONFIDENTIAL TREATMENT REQUEST
UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 230.406

AMENDMENT TO SUPPLY AGREEMENT

BY AND BETWEEN

BAYER HEALTHCARE LLC AND TALECRIS BIOTHERAPEUTICS, INC

This Amendment is entered into as of June 30, 2008 and amends the Supply Agreement by and between Talecris Biotherapeuties, Inc. (“Talecris”) and Bayer Healthcare LLC (“Bayer”) dated March 31, 2005 (“Agreement”).

WHEREAS, The Parties entered into the Agreement for the supply by Talecris to Bayer of PPF (as defined in the Agreement); and

WHEREAS, The term of the Agreement may be extended until December 2012, but the Parties desire to amend the Agreement to allow for further extensions of the said term.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2. Term. Article I of the Agreement shall be replaced by the following:

“This Agreement shall have an initial term commencing on the Effective Date and terminating on December 31, 2008 (“Initial Term”) unless earlier terminated as provided in Article 10 below. The Initial Term may be renewed for two consecutive two (2) year periods, followed by two (2) consecutive one (1) year periods (“Extended Term”), all at the option of Bayer, provided that Bayer gives Supplier at least one (1) year’s written notice of its intent to renew prior to the commencement of each term With the mutual agreement of both parties an additional 1 year agreement may be provided, (“Final Extended Term”) provided that Bayer notified Talecris 15 months in advance of the commencement of the extended term.

3. Required Quantities - For the “Extended Term and the Final Extended Term the Required Quantity of PPF provided must be not less than [***] and not more than [***] annually.

Except as expressly amended in the Amendment the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

TALECRIS BIOTHERAPEUTICS, INC.		BAYER HEALTHCARE LLC

By:	/s/ Mary Kuhn	By:	/s/ Joerg Heidrich

Name: Mary Kuhn		Name: Joerg Heidrich, SVP

Title: SVP, Operations		Title: Global Head Product Supply Biotech

AG 09/11/2008

CONFIDENTIAL

*** CONFIDENTIAL TREATMENT REQUESTED